UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report
to Shareholders

Deutsche Gold & Precious Metals Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

9 Performance Summary

11 Consolidated Portfolio Summary

12 Consolidated Investment Portfolio

15 Consolidated Statement of Assets and Liabilities

17 Consolidated Statement of Operations

18 Consolidated Statements of Changes in Net Assets

19 Consolidated Financial Highlights

23 Notes to Consolidated Financial Statements

36 Report of Independent Registered Public Accounting Firm

37 Information About Your Fund's Expenses

38 Tax Information

39 Shareholder Meeting Results

40 Advisory Agreement Board Considerations and Fee Evaluation

45 Board Members and Officers

50 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

During the 12-month period ended October 31, 2017, the Deutsche Gold & Precious Metals Fund returned –9.72%, compared with the –8.41% return of its benchmark, the S&P/Citigroup Gold & Precious Metals Index.

Investment Process

In choosing securities, we use a combination of two analytical disciplines:

Bottom-up research. We look for companies that we believe have strong management and highly marketable securities. We also consider the quality of metals and minerals mined by a company, its fabrication techniques and costs, and its unmined reserves, among other factors.

Growth orientation. We generally look for companies that we believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The past 12 months were characterized by gold price sensitivity surrounding interest rate hikes and geopolitical events that negatively affected precious metals and their related equities. Despite price volatility during the period, the price of gold depreciated just -0.49%, down from $1,277.3/ounce on October 31, 2016 to $1,271.1/ounce on the same date in 2017. Notably, gold rose as high as $1,349.3/ounce in September 2017 at the peak of the third quarter rally. In comparison, silver and platinum rose by 0.10% and 0.45%, respectively, over the 12-month period. Palladium was the standout, gaining 4.52% during the period.

In October, just prior to the fund’s most recent fiscal year, gold swept below its $1,300/ounce floor, and technical and momentum selling ensued on a widespread basis. The swift sell-off seemed to be driven by two major forces: the market viewed gold as "over-bought," which left gold susceptible to a steep sell-off, and the technical significance of the $1,300 price level. The surprise Trump win in the U.S. November 2016 election drove the gold price further downward and signaled a change in sentiment and risk appetite among global investors. For a short time afterwards, investor exuberance drove prices for risk assets and the U.S. dollar higher, to the detriment of fixed income and gold. These market conditions were short lived, and seasonal strength provided support in January 2017. In February 2017, despite a bearish move in rates, gold appreciated and continued to build on January’s constructive price action. During the month of March, the U.S. Federal Reserve Board (the Fed) hiked rates, but the gold price held steady as expectations were largely priced in.

"We believe that gold represents an efficient means to garner portfolio diversification, and that we should continue to see investor support for gold in the midst of continuing market uncertainty."

Leading up to the preliminary round of the French elections on April 23, 2017, tension and risk aversion drove up the price of gold on safe-haven purchases and euro currency hedging. These gains were promptly erased after the first round of voting eased previous concerns regarding the possibility of a populist victory in France. In June 2017, gold posted its first monthly loss following the well-anticipated rate hike by the Fed during the middle of the month. Notably, the U.S. dollar also weakened. During August 2017, safe-haven assets such as gold, which saw its second-best monthly return of 2017, found avid buyers as North Korea made several aggressive moves within its region. Gold also received support from the latest Federal Open Market Committee (FOMC) meeting minutes, which conveyed growing uneasiness regarding the "transitory" low inflation environment. However, September 2017 saw markets adapting to a heightened level of geopolitical risk, and a shift in expectations for Fed rate hikes drove the metal back below the psychologically important $1,300/ounce level.

Diversification cannot protect against loss.

Fund Performance

The fund underperformed its benchmark during the 12-month period. Among the top contributors to performance during the period were overweight positions in several junior gold producer stocks. Two examples were the fund’s overweight to Saracen Mineral Holdings Ltd. and Northern Star Resources Ltd. The single largest contribution to returns came from an overweight to mid-tier producer Kirkland Lake Gold Ltd. The company, which operates in miner-friendly jurisdictions of Canada and Australia, has been able to eliminate debt and take advantage of growth opportunities to create value for shareholders. Conversely, overweight positions in Acacia Mining PLC and Asanko Gold, Inc.* detracted from performance. The fund holds Acacia Mining based on a strong management team and asset base. The company was a solid turnaround story, and stood out with relatively shallow gold ore deposits that were amenable to mechanized mining techniques. The reason for the underperformance was the sudden decision by the Tanzanian government to halt gold concentrate exports, alleging that the company had misstated the quantity of concentrate exported. Though the claim does not appear to have merit, the refocusing of investor attention on country risk premium undoubtedly played a major role in the sell-off. The fund held Asanko for additional Africa exposure, and based on high-grade open pit operations with a path to production expansion. Two firms issued short reports on the company alleging geotechnical and other issues. Asanko Gold disputed the reports and issued an updated feasibility study, but the increased risk premium associated with the company meant that the stock did not recover. The fund sold the position.

Outlook and Positioning

One of the central tenets in the argument against holding gold for many investors is the opportunity cost of positioning a portion of a portfolio in an asset that provides 100% of its contribution to portfolio total return in the form of capital appreciation. This belief is centered on the assertion that the market is rich with safe, yield-paying alternatives to gold that should be able to provide portfolio total return from multiple sources. However, since the introduction of zero interest rate policies — and even negative interest rates — in a number of countries, we have seen a drastic shift in the risk/return profile of available alternatives to gold. The global suppression of rates has removed, or greatly reduced, the availability of "low-risk/acceptable-yield" securities.

Thus, the current interest rate environment has been extremely constructive for gold. Given the probability of another Fed rate hike in December, U.S. interest rates will nevertheless remain at historic lows and real (inflation-adjusted) rates will be at their lowest levels since the 1980s. Both of these factors should continue to provide an attractive environment in which to hold gold and gold stocks. In the short run, heightened market uncertainty could put upward pressure on gold’s price, as investor demand for safe-haven assets meets a relatively fixed supply.

We believe that gold represents an efficient means to garner portfolio diversification, and that we should continue to see investor support for gold in the midst of continuing market uncertainty. None of the arguments underpinning the bullish case for gold have changed materially, as interest rates are still historically low, and global macroeconomic risks abound.

On December 11, 2017, Deutsche Real Assets Fund acquired all of the net assets of Deutsche Gold & Precious Metals Fund, pursuant to a plan of reorganization approved by the Board of Trustees on behalf of Deutsche Gold & Precious Metals Fund, on May 17, 2017; and approved by the shareholders of Deutsche Gold & Precious Metals Fund on November 22, 2017.

* Not held in the portfolio as of October 31, 2017.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

— BS, University of Southern California.

Scott Ikuss, Vice President

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2008.

— Portfolio Analyst for Commodities: New York.

— BA, Rutgers, The State University of New Jersey.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Federal Open Market Committee (FOMC) is a branch of the U.S. Federal Reserve that determines the direction of the country’s monetary policy. The FOMC meets several times a year to discuss whether to maintain or change the current policy. This includes whether to raise short-term rates, lower rates, or maintain them at current levels.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

The "real" interest rate can be defined as the nominal, or stated, interest rate minus the current inflation rate. For example, if the U.S. 30-year Treasury bond is yielding 5% and inflation is running at 1%, the real yield is 4%.

Performance Summary October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	–9.72%	–14.85%	–8.23%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–14.92%	–15.85%	–8.77%
S&P 500® Index†	23.63%	15.18%	7.51%
S&P®/Citigroup Gold & Precious Metals Index††	–8.41%	–13.12%	–7.14%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	–10.37%	–15.49%	–8.91%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–10.37%	–15.49%	–8.91%
S&P 500® Index†	23.63%	15.18%	7.51%
S&P®/Citigroup Gold & Precious Metals Index††	–8.41%	–13.12%	–7.14%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	–9.47%	–14.63%	–8.00%
S&P 500® Index†	23.63%	15.18%	7.51%
S&P®/Citigroup Gold & Precious Metals Index††	–8.41%	–13.12%	–7.14%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/17
No Sales Charges	–9.47%	–14.65%	–9.40%
S&P 500® Index†	23.63%	15.18%	9.41%
S&P®/Citigroup Gold & Precious Metals Index††	–8.41%	–13.12%	1.43%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2017 are 1.70%, 2.42%, 1.44% and 1.38% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Gold & Precious Metals Fund — Class A ■ S&P 500 Index† ■ S&P/Citigroup Gold & Precious Metals Index††

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on March 3, 2008.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/17	$ 6.60	$ 6.21	$ 6.68	$ 6.68
10/31/16	$ 7.55	$ 7.10	$ 7.64	$ 7.65
Distribution Information (as of 10/31/17)
Income Dividends, Twelve Months	$ .19	$ .13	$ .20	$ .20

Consolidated Portfolio Summary (Unaudited)

Asset Allocation (As a % of the Consolidated Investment Portfolio excluding Securities Lending Collateral)	10/31/17	10/31/16

Common Stocks	100%	98%
Cash Equivalents	0%	2%
	100%	100%

Quality Distribution (As a % of Common Stocks)		10/31/17	10/31/16

Group Breakdown of the Fund's Common Stocks
Group I:	Major producing companies	42%	59%
Group II:	Medium established producers	17%	8%
Group III:	Junior producers with medium cost production	13%	5%
Group IV:	Companies with some production on stream or in start-up	7%	5%
Group V:	Primarily exploration companies with or without mineral resources	5%	8%
Group VI:	Royalty companies	15%	15%
Group VII:	Diamonds	1%	—
		100%	100%

Ten Largest Equity Holdings at October 31, 2017 (54.3% of Net Assets)
1. Newmont Mining Corp.	9.1%
2. Barrick Gold Corp.	7.2%
3. Agnico-Eagle Mines Ltd.	6.0%
4. Franco-Nevada Corp.	5.7%
5. Newcrest Mining Ltd.	5.7%
6. Randgold Resources Ltd.	5.0%
7. Wheaton Precious Metals Corp.	4.8%
8. OceanaGold Corp.	3.7%
9. B2Gold Corp.	3.6%
10. Northern Star Resources Ltd..	3.5%

Consolidated portfolio holdings and characteristics are subject to change.

For more complete details about the fund's consolidated investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 50 for contact information.

Consolidated Investment Portfolio
as of October 31, 2017

	Shares	Value ($)

Common Stocks (a) 97.3%
Australia 19.0%
Evolution Mining Ltd.	1,564,663	2,826,134
Newcrest Mining Ltd.	349,795	5,999,505
Northern Star Resources Ltd.	931,388	3,721,013
OceanaGold Corp.	1,447,700	3,882,677
Regis Resources Ltd.	329,240	980,217
Saracen Mineral Holdings Ltd.*	2,395,281	2,667,347
(Cost $17,077,591)		20,076,893
Canada 47.9%
Agnico-Eagle Mines Ltd.	141,261	6,306,979
AuRico Metals, Inc.*	362,102	364,881
B2Gold Corp.*	1,520,334	3,865,356
Barrick Gold Corp.	525,497	7,592,639
Belo Sun Mining Corp.*	1,866,418	766,764
Continental Gold, Inc.*	235,800	566,607
Franco-Nevada Corp.	76,280	6,061,721
Goldcorp, Inc.	201,932	2,637,435
Guyana Goldfields, Inc.*	264,128	941,779
Kinross Gold Corp.*	220,143	870,265
Kirkland Lake Gold Ltd.	309,337	3,627,834
MAG Silver Corp.*	141,442	1,507,501
New Gold, Inc.*	618,200	2,046,131
Osisko Gold Royalties Ltd.	104,264	1,312,493
Pretium Resources, Inc.*	101,981	1,147,790
Roxgold, Inc.*	325,082	277,180
SEMAFO, Inc.*	992,421	2,492,399
SSR Mining, Inc.*	140,155	1,346,036
Torex Gold Resources, Inc.*	125,022	1,724,007
Wheaton Precious Metals Corp.	246,320	5,111,221
(Cost $45,692,594)		50,567,018
Jersey 1.6%
Centamin PLC (Cost $1,008,060)	897,529	1,660,530
Mexico 2.0%
Fresnillo PLC (Cost $1,993,390)	123,282	2,131,856
Monaco 2.6%
Endeavour Mining Corp.* (Cost $2,842,760)	155,301	2,760,291
South Africa 4.4%
Anglo American Platinum Ltd.*	41,605	1,157,922
Northam Platinum Ltd.*	708,258	2,636,415
Petra Diamonds Ltd.*	861,572	881,109
(Cost $4,899,690)		4,675,446
United Kingdom 6.1%
Acacia Mining PLC	498,180	1,192,969
Randgold Resources Ltd.	53,877	5,291,621
(Cost $7,140,166)		6,484,590
United States 13.7%
Newmont Mining Corp.	265,077	9,585,184
Royal Gold, Inc.	39,937	3,359,101
Tahoe Resources, Inc.	316,498	1,518,583
(Cost $12,837,223)		14,462,868
Total Common Stocks (Cost $93,491,474)		102,819,492

Cash Equivalents 0.1%
Deutsche Central Cash Management Government Fund, 1.08% (b) (Cost $127,864)	127,864	127,864

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $93,619,338)	97.4	102,947,356
Other Assets and Liabilities, Net	2.6	2,703,024
Net Assets	100.0	105,650,380

* Non-income producing security.

(a) Securities are listed in country of domicile.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used October 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ 20,076,893	$ —	$ —	$ 20,076,893
Canada	50,567,018	—	—	50,567,018
Jersey	1,660,530	—	—	1,660,530
Mexico	2,131,856	—	—	2,131,856
Monaco	2,760,291	—	—	2,760,291
South Africa	4,675,446	—	—	4,675,446
United Kingdom	6,484,590	—	—	6,484,590
United States	14,462,868	—	—	14,462,868
Short-Term Investments	127,864	—	—	127,864
Total	$ 102,947,356	$ —	$ —	$ 102,947,356

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the year ended October 31, 2017, the amount of the transfers between Level 2 and Level 1 was $25,670,691.

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

as of October 31, 2017
Assets
Investments in non-affiliated securities, at value (cost $93,491,474)	$ 102,819,492
Investment in Deutsche Central Cash Management Government Fund (cost $127,864)	127,864
Cash	43,706
Foreign currency, at value (cost $845,986)	842,927
Receivable for investments sold	2,987,432
Receivable for Fund shares sold	10,339
Dividends receivable	425
Interest receivable	2,354
Other assets	23,228
Total assets	106,857,767
Liabilities
Payable for investments purchased	510,485
Line of credit loan payable	200,000
Payable for Fund shares redeemed	215,013
Accrued management fee	12,628
Accrued Trustees' fees	1,210
Other accrued expenses and payables	268,051
Total liabilities	1,207,387
Net assets, at value	$ 105,650,380
Net Assets Consist of
Accumulated distributions in excess of net investment income	(4,186,277)
Net unrealized appreciation (depreciation) on: Investments	9,328,018
Foreign currency	(3,059)
Accumulated net realized gain (loss)	(201,111,996)
Paid-in capital	301,623,694
Net assets, at value	$ 105,650,380

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of October 31, 2017 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($19,185,267 ÷ 2,905,388 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.60
Maximum offering price per share (100 ÷ 94.25 of $6.60)	$ 7.00

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,756,068 ÷ 1,248,280 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 6.21
Class S Net Asset Value, offering and redemption price per share ($77,594,828 ÷ 11,612,894 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.68
Institutional Class Net Asset Value, offering and redemption price per share ($1,114,217 ÷ 166,727 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.68

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

for the year ended October 31, 2017
Investment Income
Income: Dividends (net of foreign taxes withheld of $67,212)	$ 950,987
Interest	1,548
Income distributions — Deutsche Central Cash Management Government Fund	12,252
Securities lending income, net of borrower rebates	13,416
Total income	978,203
Expenses: Management fee	905,849
Administration fee	108,485
Services to shareholders	268,874
Distribution and service fees	144,978
Custodian fee	57,330
Professional fees	134,980
Reports to shareholders	47,866
Registration fees	72,964
Trustees' fees and expenses	7,293
Other	17,895
Total expenses before expense reductions	1,766,514
Expense reductions	(496,474)
Total expenses after expense reductions	1,270,040
Net investment income (loss)	(291,837)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(16,197,525)
Written options	(68,276)
Foreign currency	(87,208)
(16,353,009)
Change in net unrealized appreciation (depreciation) on: Investments	3,403,338
Foreign currency	(2,781)
3,400,557
Net gain (loss)	(12,952,452)
Net increase (decrease) in net assets resulting from operations	$ (13,244,289)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2017	2016
Operations: Net investment income (loss)	$ (291,837)	$ (430,985)
Net realized gain (loss)	(16,353,009)	(16,944,450)
Change in net unrealized appreciation (depreciation)	3,400,557	65,149,572
Net increase (decrease) in net assets resulting from operations	(13,244,289)	47,774,137
Distributions to shareholders from: Net investment income: Class A	(651,719)	—
Class C	(201,911)	—
Class S	(2,121,396)	—
Institutional Class	(37,767)	—
Total distributions	(3,012,793)	—
Fund share transactions: Proceeds from shares sold	34,119,635	44,095,278
Reinvestment of Distributions	2,832,602	—
Payments for shares redeemed	(39,396,328)	(44,018,528)
Redemption fees	1,312	11,664
Net increase (decrease) in net assets from Fund share transactions	(2,442,779)	88,414
Increase (decrease) in net assets	(18,699,861)	47,862,551
Net assets at beginning of period	124,350,241	76,487,690
Net assets at end of period (including accumulated distributions in excess of net investment income of $4,186,277 and $2,201,810, respectively)	$ 105,650,380	$ 124,350,241

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Class A	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 7.55	$ 4.67	$ 5.66	$ 8.02	$ 15.36
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.03)	.00*	(.02)	.01
Net realized and unrealized gain (loss)	(.73)	2.91	(.99)	(2.34)	(7.23)
Total from investment operations	(.76)	2.88	(.99)	(2.36)	(7.22)
Less distributions from: Net investment income	(.19)	—	—	—	(.12)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.60	$ 7.55	$ 4.67	$ 5.66	$ 8.02
Total Return (%)[b,c]	(9.72)	61.67	(17.49)	(29.43)	(47.32)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	28	17	24	41
Ratio of expenses before expense reductions (%)	1.78	1.66	1.79	1.67	1.54
Ratio of expenses after expense reductions (%)	1.28	1.25	1.25	1.20	1.18
Ratio of net investment income (loss) (%)	(.38)	(.50)	.02	(.24)	.08
Portfolio turnover rate (%)	64	55	34	26	36

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 7.10	$ 4.43	$ 5.41	$ 7.72	$ 14.78
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.08)	(.04)	(.07)	(.07)
Net realized and unrealized gain (loss)	(.69)	2.75	(.94)	(2.24)	(6.98)
Total from investment operations	(.76)	2.67	(.98)	(2.31)	(7.05)
Less distributions from: Net investment income	(.13)	—	—	—	(.01)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.21	$ 7.10	$ 4.43	$ 5.41	$ 7.72
Total Return (%)[b,c]	(10.37)	60.27	(18.11)	(29.92)	(47.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	11	6	10	16
Ratio of expenses before expense reductions (%)	2.50	2.38	2.50	2.38	2.31
Ratio of expenses after expense reductions (%)	2.03	2.00	2.00	1.95	1.93
Ratio of net investment income (loss) (%)	(1.12)	(1.25)	(.73)	(.98)	(.67)
Portfolio turnover rate (%)	64	55	34	26	36

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S		Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 7.64	$ 4.72	$ 5.70	$ 8.05	$ 15.42
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.02)	.02	.00*	.04
Net realized and unrealized gain (loss)	(.75)	2.94	(1.00)	(2.35)	(7.27)
Total from investment operations	(.76)	2.92	(.98)	(2.35)	(7.23)
Less distributions from: Net investment income	(.20)	—	—	—	(.14)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.68	$ 7.64	$ 4.72	$ 5.70	$ 8.05
Total Return (%)[b]	(9.47)	61.86	(17.19)	(29.19)	(47.24)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	85	53	69	105
Ratio of expenses before expense reductions (%)	1.48	1.40	1.51	1.39	1.27
Ratio of expenses after expense reductions (%)	1.03	1.00	1.00	.95	.93
Ratio of net investment income (loss) (%)	(.13)	(.25)	.28	.01	.34
Portfolio turnover rate (%)	64	55	34	26	36
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 7.65	$ 4.72	$ 5.71	$ 8.06	$ 15.44
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.02)	.02	(.00)*	(.01)
Net realized and unrealized gain (loss)	(.76)	2.95	(1.01)	(2.35)	(7.22)
Total from investment operations	(.77)	2.93	(.99)	(2.35)	(7.23)
Less distributions from: Net investment income	(.20)	—	—	—	(.15)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.68	$ 7.65	$ 4.72	$ 5.71	$ 8.06
Total Return (%)[b]	(9.47)	62.08	(17.34)	(29.16)	(47.22)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	1
Ratio of expenses before expense reductions (%)	1.41	1.34	1.41	1.32	1.14
Ratio of expenses after expense reductions (%)	1.04	1.00	1.00	.96	.93
Ratio of net investment income (loss) (%)	(.09)	(.24)	.29	(.01)	(.05)
Portfolio turnover rate (%)	64	55	34	26	36
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Gold & Precious Metals Fund (the "Fund") is a non-diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly owned subsidiary, Cayman Precious Metals Fund, Inc., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals; commodity-linked derivative instruments, such as options and futures; and exchange-traded funds. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of October 31, 2017, the Fund's investment in the Subsidiary was $120,938, representing 0.11% of the Fund's total assets.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and commodities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or commodities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation and are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as the lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds,including Deutsche Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of October 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2017, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Income from certain direct investments in commodities and investments in commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodities and commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $185,276,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($29,635,000) and long-term losses ($155,641,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$ (185,276,000)
Net unrealized appreciation (depreciation) on investments	$ (10,697,738)

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $113,642,035. The net unrealized depreciation for all investments based on tax cost was $10,697,738. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $15,256,277 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $25,954,015.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended October 31,
2017	2016

Distributions from ordinary income*	$ 3,012,793	$ —

* For tax purposes, short-term capital gain distributions are considered income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2017, the Fund entered purchased and written options for non-hedging purposes to seek to enhance potential gains and purchased and written options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option and written option contracts as of October 31, 2017. For the year ended October 31, 2017, the investment in purchased options contracts had a total value generally indicative of a range from $0 to approximately $150,000, and written option contracts had a total value generally indicative of a range from $0 to approximately $87,000.

The amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Total
Equity Contracts (a)	$ 63,463	$ (68,276)	$ (4,813)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options) and written options, respectively

C. Purchases and Sales of Securities

During the year ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $68,139,181 and $74,075,577, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.835%
Over $500 million of such net assets	.785%

Accordingly, for the year ended October 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.835% of the Fund's average daily net assets.

For the period from November 1, 2016 through February 28, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.25%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

Effective March 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.30%
Class C	2.05%
Class S	1.05%
Institutional Class	1.05%

For the year ended October 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 113,269
Class C	42,615
Class S	334,638
Institutional Class	5,952
$ 496,474

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017, the Administration Fee was $108,485, of which $9,588 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2017
Class A	$ 22,507	$ 8,336
Class C	4,650	1,944
Class S	93,084	34,907
Institutional Class	261	98
	$ 120,502	$ 45,285

Distribution and Service Fees. Under the Fund's Class C 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$ 69,024	$ 5,156

In addition DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$ 53,137	$ 12,898.24%
Class C	22,817	5,296.25%
	$ 75,954	$ 18,194

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2017, aggregated $7,679.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017, the CDSC for Class C shares aggregated $2,394. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2017, DDI received $40 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2017, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $17,796, of which $6,914 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold bullion and gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

At October 31, 2017, the Fund had a $200,000 outstanding loan. Interest expense incurred on the borrowings was $531 for the period ended October 31, 2017. The average dollar amount of the borrowings was $386,957, the weighted average interest rate on these borrowings was 2.18%, and the Fund had a loan outstanding for twenty three days throughout the period. The borrowings were valued at cost, which approximates fair value.

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	516,326	$ 3,524,085	1,519,972	$ 10,487,387
Class C	182,795	1,177,677	696,553	4,675,835
Class S	3,975,708	28,193,410	4,153,054	28,173,788
Institutional Class	174,683	1,224,463	139,732	758,268
		$ 34,119,635		$ 44,095,278
Shares issued to shareholders in reinvestment of distributions
Class A	110,265	$ 630,718	—	$ —
Class C	35,180	190,324	—	—
Class S	342,213	1,974,567	—	—
Institutional Class	6,411	36,993	—	—
		$ 2,832,602		—
Shares redeemed
Class A	(1,389,244)	$ (9,346,617)	(1,423,340)	$ (9,824,621)
Class B	—	—	(13,865)*	(58,808)*
Class C	(494,168)	(3,134,231)	(578,705)	(3,459,662)
Class S	(3,781,021)	(25,748,333)	(4,302,940)	(30,048,113)
Institutional Class	(170,664)	(1,167,147)	(107,063)	(627,324)
		(39,396,328)		$ (44,018,528)
Redemption fees		$ 1,312		$ 11,664
Net increase (decrease)
Class A	(762,653)	$ (5,190,711)	96,632	$ 668,908
Class B	—	—	(13,865)*	(58,808)*
Class C	(276,193)	(1,766,230)	117,848	1,216,500
Class S	536,900	4,419,853	(149,886)	(1,869,130)
Institutional Class	10,430	94,309	32,669	130,944
		$ (2,442,779)		$ 88,414

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

H. Subsequent Event — Fund Merger

On December 11, 2017, Deutsche Real Assets Fund acquired all of the net assets of Deutsche Gold & Precious Metals Fund, pursuant to a plan of reorganization approved by the Board of Trustees of Deutsche Securities Trust, on behalf of Deutsche Gold & Precious Metals Fund, on May 17, 2017; and approved by the shareholders of Deutsche Gold & Precious Metals Fund on November 22, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Securities Trust and Shareholders of the Deutsche Gold & Precious Metals Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the Deutsche Gold & Precious Metals Fund (the "Fund") as of October 31, 2017, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as "consolidated financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2017	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/17	$ 991.00	$ 987.30	$ 992.60	$ 992.60
Expenses Paid per $1,000*	$ 6.52	$ 10.27	$ 5.27	$ 5.27
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/17	$ 1,018.65	$ 1,014.87	$ 1,019.91	$ 1,019.91
Expenses Paid per $1,000*	$ 6.61	$ 10.41	$ 5.35	$ 5.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Gold & Precious Metals Fund	1.30%	2.05%	1.05%	1.05%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

For corporate shareholders, 4% of the income dividends paid during the Fund's fiscal year ended October 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $972,000, or the maximum amount allowable under tax law, as qualified dividend income.

Shareholder Meeting Results

A special Meeting of Shareholders (the "Meeting") of Deutsche Gold & Precious Metals Fund (the "Fund"), a series of Deutsche Securities Trust, was called to order on October 26, 2017 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. The Meeting was adjourned until, and reconvened on, November 21, 2017 to permit the solicitation of additional votes. At the Meeting, the following matter was voted upon by the shareholders of the Fund (the resulting votes are presented below).

1. Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including (i) the transfer of all of the assets of the Fund to Deutsche Real Assets Fund ("Real Assets"), a series of Deutsche Market Trust, in exchange for shares of Real Assets ("Merger Shares") and the assumption by Real Assets of all the liabilities of the Fund; and (iii) the distribution of the Merger Shares to the shareholders of the Fund in complete liquidation of the Fund.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,403,704	1,777,601	477,643	0

* Broker non-votes are proxies received by the funds from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Gold & Precious Metals Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

— The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Funds in Review" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted that a special meeting of the Fund’s shareholders was scheduled to occur on or about October 26, 2017, at which the shareholders would vote on a proposal to merge the Fund into Deutsche Real Assets Fund and that, if approved, the merger would take place on or about November 20, 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult. The Board noted that, in connection with the 2008 contract renewal process, DIMA previously agreed to reduce the Fund’s contractual management fee effective October 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One International Place, Boston, MA 02110.

9 Appointed President and Chief Executive Officer effective December 1, 2017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGDAX	SGDCX	SCGDX	SGDIX
CUSIP Number	25159L 679	25159L 653	25159L 646	25159L 638
Fund Number	419	719	2019	1419

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Gold & Precious Metals Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$99,777	$0	$0	$0
2016	$99,777	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$4,500	$0	$0
2016	$0	$52,339	$0

“Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers” were billed for services associated with merger related filings and the “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Gold & Precious Metals Fund, a series of Deutsche Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017